UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2016

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 EP ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 997-1000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02   Results of Operations and Financial Condition

On February 18, 2016, EP Energy Corporation (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2015 and year-end 2015 proved reserves. The Company will hold a webcast conference call on February 19, 2016 to discuss those results.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

Item 7.01   Regulation FD Disclosure

On February 18, 2016, the Company provided its financial and operational outlook for future periods and information regarding its 2016 capital budget based on current expectations.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 18, 2016 announcing financial and operating results for the fourth quarter and year ended December 31, 2015, including year-end 2015 proved reserves and 2016 outlook.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2016

EP ENERGY CORPORATION

By: /s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EP ENERGY LLC

By: /s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 18, 2016 announcing financial and operating results for the fourth quarter and year ended December 31, 2015, including year-end 2015 proved reserves and 2016 outlook.